UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/16/2005

AMERICREDIT CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  001-10667

TX	752291093
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, TX 76102
(Address of principal executive offices, including zip code)

(817)302-7165
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On December 13, 2005, the Compensation Committee of the Board of Directors of the Company approved Amendment No. 3 to the 1998 Limited Stock Option Plan for AmeriCredit Corp. (the "1998 Plan"), Amendment No. 2 to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp. (the "1995 Plan") and Amendment No. 1s to each of the Amended and Restated Nonqualified Stock Option Agreements concerning stock options granted on January 27, 1998 to Clifton H. Morris, Jr. and Daniel E. Berce, both made pursuant to the 1995 Plan (the "1995 Option Agreements"). These amendments were made in order to bring the 1998 Plan, the 1995 Plan and the 1995 Option Agreements into compliance with Section 409A of the Internal Revenue Code. Mr. Morris is the Company's Chairman of the Board and Mr. Berce is the Company's President and Chief Executive Officer. The amendments provide, in material part, that the exercise period concerning the stock options granted pursuant to the 1998 Plan and the 1995 Plan, which stock options are currently fully vested, will be January 1, 2006 through December 31, 2006, and the amendments also modify certain other definitions of the stock options to comply with Section 409A of the Internal Revenue Code. Prior to the amendments, the stock options granted under the 1998 Plan and the 1995 Plan to Messrs. Morris and Berce were exercisable through January 27, 2007. A copy of the amendments are filed herewith as exhibits to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

        None.

(b)        Pro-forma Financial Information

        None.

(c)         Exhibits

        The following exhibits are filed herewith:

Exhibit

Number        Description

99.1        Amendment No. 3 to the 1998 Limited Stock Option Plan for AmeriCredit Corp.

99.2        Amendment No. 2 to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp.
99.3        Amendment No. 1 to the Amended and Restated Nonqualified Stock Option Agreement pursuant to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp. between AmeriCredit Corp. and Clifton H. Morris, Jr.
99.4        Amendment No. 1 to the Amended and Restated Nonqualified Stock Option Agreement pursuant to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp. between AmeriCredit Corp. and Daniel E. Berce

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT CORP

Date: December 16, 2005	By:	/s/ CHRIS A. CHOATE
CHRIS A. CHOATE
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Amendment No. 3 to the 1998 Limited Stock Option Plan for AmeriCredit Corp.
EX-99.2	Amendment No. 2 to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp.
EX-99.3
Amendment No. 1 to the Amended and Restated Nonqualified Stock Option Agreement pursuant to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp. between AmeriCredit Corp. and Clifton H. Morris, Jr.

EX-99.4
Amendment No. 1 to the Amended and Restated Nonqualified Stock Option Agreement pursuant to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp. between AmeriCredit Corp. and Daniel E. Berce